SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2005

CAP ROCK ENERGY CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

TEXAS

(State or Other Jurisdiction of Incorporation or Organization)

0-32667	75-2794300
(Commission File Number)	(I.R.S Employer
Identification No.)

500 West Wall Street, Suite 400, Midland, Texas	79701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:  (432) 683-5422

                                                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

                                ☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

                                ☐                    Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

                                ☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                                ☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

On November 17, 2005, the Company issued a press release announcing the recommendation of the Administrative Law Judge in the Company’s pending cases involving Notices of Violation from the staff of the Texas Public Utility Commission. The press release is attached to this current report as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)                                  Exhibits

99.1                           Press Release by Cap Rock Energy Corporation, November 17, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAP ROCK ENERGY CORPPORATION

	By:	/s/ Celia B. Page
November 17, 2005	Celia B. Page
Vice-President, Chief Accounting Officer,
Assistant Secretary/Treasurer and Controller
(Principal Financial Officer)

Exhibit Number	Description of Exhibit

99.1	Press Release by Cap Rock Energy Corporation, November 17, 2005